                                                                   Exhibit 10.23


                                EXECUTION COPY



   ________________________________________________________________________

                    THIRTEENTH SUPPLEMENTAL LEASE AGREEMENT

                                by and between

                    MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

                                      and

                          FEDERAL EXPRESS CORPORATION

                           Dated as of June 1, 1995



AMENDING THE CONSOLIDATED AND RESTATED LEASE AGREEMENT DATED AS OF AUGUST 1, 1979 BETWEEN THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION.

   ________________________________________________________________________

                               TABLE OF CONTENTS


SECTION                                                                   PAGE
- -------                                                                   ----

  1        Definitions...................................................   6

  2        Granting Leasehold............................................   6

  3        Release of Certain Land.......................................   8

  4        Term; Delivery and Acceptance of  Possession..................   8

  5        Rental........................................................   8

  6        Lease Agreement Still in Effect; Provisions Thereof Applicable
           to this Thirteenth Supplemental Lease Agreement...............   9

  7        Descriptive Headings..........................................   9

  8        Effectiveness of this Thirteenth Supplemental Lease Agreement.   9

  9        Execution of Counterparts.....................................   9

 10        Notary........................................................   11

 11        Leased Parcel Summary.........................................   12

 12        Rental Summary................................................   14


                    THIRTEENTH SUPPLEMENTAL LEASE AGREEMENT

          THIS THIRTEENTH SUPPLEMENTAL LEASE AGREEMENT, made and entered into as of the first day of June 1, 1995, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein sometimes referred to as "Authority"), a public and governmental body politic and corporate of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein sometimes referred to as "Tenant"), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee,

                             W I T N E S S E T H:
          WHEREAS, Authority and Tenant on October 3, 1979 entered into a Consolidated and Restated Lease Agreement dated as of August 1, 1979;

          WHEREAS, Authority and Tenant on April 7, 1981 entered into a First Supplemental Lease Agreement dated as of April 1, 1981 (the "First Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land, buildings and equipment to be included in the Project as defined in the Lease Agreement all as set forth therein (such additional land, buildings and equipment being defined therein and hereinafter referred to as the "1981 Federal Express Project"), all as set forth therein; and

          WHEREAS, the Authority and Tenant on May 6, 1982 entered into a Second Supplemental Lease Agreement dated as of January 1, 1982 (the "Second Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in the Project, all as set forth therein; and

          WHEREAS, Authority and Tenant on December 9, 1982, entered into a
Third

Supplemental Lease Agreement dated as of November 1, 1982 (the "Third Supplemental Lease Agreement") so as to release certain items consisting of Buildings and Leased Equipment in the 1981 Federal Express Project; and

          WHEREAS, Authority and Tenant on September 29, 1983 entered into a Fourth Supplemental Lease Agreement dated as of July 1, 1983 (the "Fourth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in the Project, all as set forth therein; and

          WHEREAS, Authority and Tenant on April 23, 1984 entered into a Fifth Supplemental Lease Agreement dated as of February 1, 1984 (the Fifth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

          WHEREAS, Authority and Tenant on November 19, 1984 entered into a Sixth Supplemental Lease Agreement dated as of April 1, 1984 (the "Sixth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

          WHEREAS, Authority and Tenant on November 19, 1984 entered into a Seventh Supplemental Lease Agreement dated as of June 1, 1984 (the "Seventh Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

          WHEREAS, Authority and Tenant on November 4, 1988, entered into a Eighth Supplemental Lease Agreement dated as of July 1, 1988, (the "Eighth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

          WHEREAS, Authority and Tenant on July 12, 1989, entered into a Ninth Supplemental Lease Agreement dated as of June 1, 1989, (the "Ninth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

          WHEREAS, Authority and Tenant on October 1, 1991, entered into a Tenth Supplemental Lease Agreement dated as of October 1, 1991, (the "Tenth Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

          WHEREAS, Authority and Tenant on July 1, 1994, entered into a Eleventh Supplemental Lease Agreement dated July 1, 1994, (the Eleventh Supplemental Lease Agreement") so as to provide for the lease by Tenant from Authority of additional land to be included in this Project, all as set forth therein; and

          WHEREAS, Authority and Tenant on July 1, 1993, entered into a Twelfth Supplemental Lease Agreement dated July 1, 1993, (the Twelfth Supplemental Lease Agreement")so as to release a certain parcel of land from the 1981 Federal Express Project as described on Exhibit 1 attached thereto; and

          WHEREAS, the said Consolidated and Restated Lease Agreement dated as of October 3, 1979, together with the First through the Twelfth Supplemental Lease Agreements is herein referred to as the "Lease Agreement" and

          WHEREAS, Authority and Tenant have agreed to further supplement the Lease Agreement so as to lease to Tenant certain additional land under this Thirteenth

Supplemental Lease Agreement;

          NOW THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree, and each for itself does hereby covenant and agree, as follows:

          SECTION 1.  DEFINITIONS.   Except as otherwise provided herein, and
unless the context shall clearly require otherwise, all words and terms used in this Thirteenth Supplemental Lease Agreement which are defined in the Lease Agreement, shall, for all purposes of this Thirteenth Supplemental Lease Agreement, have the respective meanings given to them in the Lease Agreement.

          SECTION 2. GRANTING OF LEASEHOLD. In addition to the lease and demise to Tenant of the Land in the Lease Agreement, the Authority hereby leases and demises to Tenant, and Tenant hereby takes and hires from Authority, subject to the provisions and conditions set forth in the Lease Agreement and this Thirteenth Supplemental Lease Agreement, the additional land designated as new Lease Parcels 33 and 36 which is located on the Memphis-Shelby County Airport Authority property situated in Memphis, Shelby County, Tennessee, and being more particularly described as follows:

                                   PARCEL 33
                       (FEEDER RAMP & GSE STORAGE AREA)

     BEING A DESCRIPTION OF PART OF THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY PROPERTY, LOCATED IN MEMPHIS, SHELBY COUNTY, TENNESSEE AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     Commencing at the intersection of the centerline of Taxiway C and Taxiway Z, said point being N01 54'35"E a distance of 735.04 feet from the intersection of the centerline of said Taxiway C with the centerline of Runway 9/27 as measured along said Taxiway C; thence N01 54'35"E along the centerline of said Taxiway C a distance of 122.72 feet to a point; thence S88 05'25"E a distance of 129.50 feet to the point of beginning; thence N01 54'35"E along a line which is 129.50 feet east of and parallel to said taxiway C a distance of 1429.08 feet to a point; thence S88 05'25"E a distance of 233.58 feet to a point; thence S01 54'35"W a distance of 466.00 feet to a point; thence S88 05'25"E a distance of 240.39 feet to a point, said point being 129.50 feet west of the centerline of Taxiway S; thence S01 55'59"W and parallel to said Taxiway S a distance of 451.83 feet; thence N88 05'25"W a distance of 339.81 feet to a point; thence S01 54'35"W a distance of 518.46 feet to a point, said point being 129.50 feet north of the centerline of said Taxiway Z; thence N85 00'41"W and parallel to said Taxiway Z a distance of 134.17 feet to the point of beginning and containing 391,942 square feet or 8.998 acres.


                                   PARCEL 36
                           (FEDEX GSE STORAGE AREA)

     BEING PART OF THE MEMPHIS-SHELBY AIRPORT AUTHORITY PROPERTY, LOCATED AT THE MEMPHIS INTERNATIONAL AIRPORT IN MEMPHIS, SHELBY COUNTY, TENNESSEE AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     Beginning at a point on the west line of Tchulahoma Road (106.00 Foot Right-of-Way), said point being the intersection of said west line with the north line of the approach slope for Runway 29; thence following said west line along a curve to the right having a radius of 1390.00 feet, an arc length of 376.98 feet (Chord S07 20'19"E - 375.82 feet) to a point; thence N85 43'11"W a distance of 322.06 feet to a point on the east line of a service drive; thence following said east line along a curve to the left having a radius of 380.00 feet, an arc length of 416.54 feet (Chord N38 26'02"W - 395.99 feet) to a point on the north line of said approach slope; thence N85 45'32"E along said north line a distance of 520.74 feet to the point of beginning and containing 132,837 square feet or 3.050 acres.

     SECTION 3.  RELEASE OF CERTAIN LAND.    The Tenant and the Authority have
agreed that it is desirable to release from the Lease Agreement that portion of the Land identified as Hangar 8 in the following manner: delete 36,046.33 square feet from the Hangar Property at a rental rate of $.903 per square foot and 14,000 square feet from the Hangar Office Space at a rental rate of $1.465 thereby creating a total annual reduction of $53,059.84.

     SECTION 4. TERM; DELIVERY AND ACCEPTANCE OF POSSESSION. The terms of this Thirteenth Supplemental Lease Agreement shall commence on 12:01 A.M. on June 1, 1995, for the parcels described as 33 and 36 and shall expire at such time as the Lease Agreement shall expire, to-wit: August 31, 2012 or upon such earlier termination, extension or otherwise as provided therein. Authority shall deliver to Tenant sole and exclusive possession of that portion of the Land, leased hereby as of the date commencement of the term hereof, subject however, to Authority's right-of-entry set forth in Section 21 of the Lease Agreement.

     Accordingly, the Authority and Tenant mutually agree that the portion of land as described and set forth in Section 3 of this Thirteenth Supplemental Agreement is released from the Lease Agreement and from and after the effective date of this Thirteenth Supplemental Lease Agreement shall no longer be or be deemed to be a part of the Land leased thereunder.

     SECTION 5. RENTAL. In addition and supplemental to the rentals required to be paid to the Authority pursuant to Section 5 of the Lease Agreement (including all prior supplement lease agreements), during the term of this Thirteenth Supplemental Lease Agreement, Tenant shall pay to the Authority in advance on the first business day of each month $4,268.20 in equal installments beginning June 1, 1995, a total rental payment of $51,218.43 per year, which the parties hereto agree is based upon an aggregate of 524,779 square feet of area at an annual rental rate of ($0.0976) per square foot.

     SECTION 6. LEASE AGREEMENT STILL IN EFFECT; PROVISIONS THEREFORE APPLICABLE TO THIS SUPPLEMENTAL LEASE AGREEMENT. All of the terms, provisions, conditions, covenants and agreements of the Lease Agreement, as supplemented shall continue in full force and effect as supplemented hereby, and shall be applicable to each of the provisions of this Thirteenth Supplemental Lease Agreement during the term hereof with the same force and effect as though the provisions hereof were set forth in the Lease Agreement.

     SECTION 7. DESCRIPTIVE HEADINGS. The descriptive headings of the sections of this Thirteenth Supplemental Lease Agreement are inserted for convenience of reference only and do not constitute a part of this Thirteenth Supplemental Lease Agreement and shall not affect the meaning, construction, interpretation or effect of this Thirteenth Supplemental Lease Agreement.

     SECTION 8. EFFECTIVENESS OF THIS SUPPLEMENTAL LEASE AGREEMENT. This Thirteenth Supplemental Lease Agreement shall become effective at 12:01 a.m. on June 1, 1995.

     SECTION 9.  EXECUTION OF COUNTERPARTS.   This Thirteenth Supplemental Lease
Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 10. SUMMARIES. For the convenience of both parties a leased parcel summary and a rental summary are attached to this lease agreement.

    IN WITNESS WHEREOF, THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION have caused this Thirteenth Supplemental Lease Agreement to be duly executed in their respective behalfs, as of the day and date first above written.

WITNESS:                     MEMPHIS-SHELBY COUNTY AIRPORT
                             AUTHORITY

/s/ RICK                            BY:  /s/ LARRY D. COX
- ------------------------------           ------------------------------------
Title:  Director of Properties
                                 TITLE:  PRESIDENT
                                         ------------------------------------



Approved as to Form and Legality:

/s/ R. GRATTAN BROWN JR., ATTY
- ----------------------------------
Attorney for the Airport Authority



WITNESS:                     FEDERAL EXPRESS CORPORATION

/s/ ANN HOFF                     BY: /s/ D. M. HURTADO
- -----------------------------        ---------------------------------
Title:  Proj. Coord.
- -----------------------------    TITLE: Managing Director, Real Estate
                                        ------------------------------



                                                  APPROVED
                                              AS TO LEGAL FORM
                                              /s/ PGA 8/24/95
                                              ----------------

(STATE OF TENNESSEE )
 COUNTY OF SHELBY   )

        On this 21st day of Sept., 1995 before me appeared LARRY D. COX, to me personally known, who, being by me duly sworn (or affirmed), did say that he is the President of the Memphis-Shelby County Airport Authority, the within named Lessor, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Authority by himself as such President.

MY COMMISSION EXPIRES

   4/30/96                                 /s/ PAT STANFILL
- -----------------------------              ------------------------------------
                                           Notary Public

    (seal)



STATE OF TENNESSEE  )
COUNTY OF SHELBY    )

         On this 7 day of September, 1995, before me appeared David M. Hurtado, to me personally known, who, being by me duly sworn (or affirmed), did say that he is a Managing Director, Real Estate of Federal Express Corporation, the within named Lessee, and that he as such __________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as such Managing Director, Real Estate.

MY COMMISSION EXPIRES

   Dec. 7, 1998                            /s/ LEANNA M. JOHNSON
- ----------------------------               -----------------------------------
                                           Notary Public

    (seal)

                    FEDERAL EXPRESS LEASED PARCELS SUMMARY


PARCEL                                                         EFFECTIVE
LEASE              ACRES   SQUARE FEET    AGREEMENT            DATE
- -----              -----   -----------    ---------            ----
                           BASE-LEASE
                           ----------

Revised  9      128.469                         Consolidated &  08/01/79
                                                Restated

10                1.612              70,200     Consolidated &  08/01/79
                                                Restated

11                1.044              45,359     Consolidated &  08/01/79
                                                Restated


                             PREVIOUS SUPPLEMENTS
                             --------------------

12                2.707             117,915      First           04/01/81
                                                 Supplemental
13                6.860             298,830      Second          01/01/82
                                                 Supplemental
14               14.586             635,377      Fourth          07/01/83
                                                 Supplemental
15               12.689             552,723      Fourth          07/01/83
                                                 Supplemental
Rev 16           18.281 (19.685)    796,312      Fifth           02/01/84
                                                 Supplemental
Rev 17          119.616 (124.992) 5,210,477      Sixth           04/01/84
                                                 Supplemental
18                2.717             118,353      Sixth           04/01/84
                                                 Supplemental
19               41.606           1,812,352      Seventh         06/01/84
                                                 Supplemental
25                0.435              18,933      Eighth          07/01/88
                                                 Supplemental
20               11.275             491,127      Ninth           06/01/89
                                                 Supplemental
27               11.192             487,512      Tenth           10/01/91
                                                 Supplemental
32 (removed)     22.972           1,000,681      Twelfth         07/01/93
                                                 Supplemental
27 A(West)        4.058             176,777      Eleventh        07/01/94
                                                 Supplemental
27 B(West)        5.706             248,533      Eleventh        07/01/94
                                                 Supplemental


PARCEL                                                        EFFECTIVE
LEASE        ACRES            SQUARE FEET      AGREEMENT      DATE
- -----        -----            -----------      ---------      ----
Southwest
Ramp         2.350              102,366        Eleventh       07/01/94
                                               Supplemental

                                THIS SUPPLEMENT
                                ---------------

33           8.998              391,942        Thirteenth    06/01/95
                                               Supplemental
36           3.050              132,837        Thirteenth    06/01/95
                                               Supplemental
Hangar 8 (removed)           36,946,33         Thirteenth    06/01/95
                                               Supplemental

                                    OPTIONS
                                    -------
21          19.134              833,476        Option, Expires 5/31/99
22           3.521              153,394        Option, Expires 5/31/99

                                  ASSIGNMENTS
                                  -----------

23           5.923              258,008        Graber Assignment,
                                               Expires 12/31/00
                                               Invoice FEC
                                               Next Increase 12/31/90

24           9.964              434,030        Southwide Assignment
                                               Expires 5/14/13
                                               Invoice FEC
                                               Next Increase 5/15/93

26           9.532              415,213        BICO Assignment,
                                               Expires 7/31/20,21
                                               Invoice FEC
                                               Next Increase 8/01/96

28          10.68               465,221        Equitable Life Assignment
                                               Expires 5/14/2013
                                               Invoice FEC
                                               Next Increase 5/15/93

                           RENTAL - FEDERAL EXPRESS
                            Effective June 1, 1995

                                           Annual
Category                  Number of        Rental Rate    Annual
of Space                  Square Feet      Per Sq. Ft.    Rental
- --------                  -------------    -----------    ------

Bldg. T-376                       1,240       $1.221    $    1,514.04
Unimproved Ground             5,018,821        0.098       491,844.46
Improved Apron                2,395,802        0.122       292,287.84
Hangar Property               72,092.67        0.903        65,099.68
Hangar Office                    28,000        1.465        41,020.00
International Park            8,721,224        0.171     1,491,329.30
                          -------------       ------    -------------
                          16,237,179.67       $.1422    $2,383,095.32

                               BREAKDOWN OF SPACE
                               ------------------

                                              Sq. Ft.   Sq. Ft.
                                              -------   -------

Bldg. T-376              Parcel 4               1,240
                                                             1,240

Unimproved Ground        Parcel 1             130,900
                         Parcel 2              50,000
                         Parcel 3             192,400
                         Parcel 4              32,540
                         Parcel 6              89,700
                         Parcel 9           1,167,337
                         Parcel 19          1,812,362
                         Parcel 20            491,127
                         Parcel 27A           176,777
                         Parcel 27B           248,533
                         Southwest Ramp       102,366
                         Parcel 33            391,942
                         Parcel 36            132,837
                                            ---------
                                                         5,018,821

Improved Apron           Parcel 1             850,250
                         Parcel 2             226,900
                         Parcel 7             577,540
                         Parcel 9             253,600
                         Parcel 27            487,512
                                            ---------
                                                         2,395,802


                                     Sq. Ft.          Sq. Ft.
                                     -------          -------

Hangar Property        Parcel 1      44,336
                       Parcel 2      27,756.67
                                     ---------
                                                      72,092.67

Hangar Office          Parcel 1      22,400
                       Parcel 2       5,600
                                     ------
                                                      28,000

International Park     Parcel 5      24,000
                       Parcel 8     247,254
                       Parcel 9   1,586,172
                       Parcel 10     70,200
                       Parcel 11     45,359
                       Parcel 12    117,915
                       Parcel 13    298,830
                       Parcel 14    556,334
                       Parcel 15    552,723
                       Parcel 16    796,312
                       Parcel 17  4,288,839
                       Parcel 18    118,353
                       Parcel 25     18,933
                                  ---------
                                                   8,721,224
                                                   ---------

                                     TOTAL        16,237,179.67

    34637